www.matw.com | Nasdaq: MATW First Quarter Fiscal 2022 Earnings Teleconference January 28, 2022 Joseph C. Bartolacci President and Chief Executive Officer Steven F. Nicola Chief Financial Officer

© 2022 Matthews International Corporation. All Rights Reserved. DISCLAIMER 2 Any forward-looking statements contained in this presentation are included pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company's results to differ materially from the results discussed in such forward- looking statements principally include changes in domestic or international economic conditions, changes in foreign currency exchange rates, changes in the cost of materials used in the manufacture of the Company's products, changes in mortality and cremation rates, changes in product demand or pricing as a result of consolidation in the industries in which the Company operates, or other factors such as supply chain disruptions, labor shortages or labor cost increases, changes in product demand or pricing as a result of domestic or international competitive pressures, ability to achieve cost-reduction objectives, unknown risks in connection with the Company's acquisitions, cybersecurity concerns, effectiveness of the Company's internal controls, compliance with domestic and foreign laws and regulations, technological factors beyond the Company's control, impact of pandemics or similar outbreaks, such as coronavirus disease 2019 ("COVID-19") or other disruptions to our industries, customers, or supply chains, and other factors described in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission ("SEC"). Included in this report are measures of financial performance that are not defined by generally accepted accounting principles in the United States (“GAAP”). The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock-based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company’s core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company believes that adjusted EBITDA provides relevant and useful information, which is used by the Company’s management in assessing the performance of its business. Adjusted EBITDA is defined by the Company as earnings before interest, income taxes, depreciation, amortization and certain non-cash and/or non-recurring items that do not contribute directly to management’s evaluation of its operating results. These items include stock- based compensation, the non-service portion of pension and postretirement expense, acquisition costs, ERP integration costs, and strategic initiatives and other charges. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition and ERP integration costs, and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure business performance. Adjusted EBITDA is not a measure of the Company's financial performance under GAAP and should not be considered as an alternative to net income or other performance measures derived in accordance with GAAP, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. The Company's definition of adjusted EBITDA may not be comparable to similarly titled measures used by other companies. The Company has also presented adjusted net income and adjusted earnings per share and believes each measure provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted net income and adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the effects of certain acquisition and system-integration costs, and items that do not reflect the ordinary earnings of our operations. These measures provide management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, these measures may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented net debt and a net debt leverage ratio and believes each measure provides relevant and useful information, which is widely used by analysts and investors as well as by our management. These measures provide management with insight on the indebtedness of the Company, net of cash and cash equivalents and relative to adjusted EBITDA. These measures allow management, as well as analysts and investors, to assess the Company’s leverage.

FINANCIAL OVERVIEW

© 2022 Matthews International Corporation. All Rights Reserved. Q1 2022 SUMMARY 4 ($ in millions except per-share amounts) Q1 Q1 2021 Q1 2022 Sales $ 386.7 $ 438.6 Diluted loss per share $ (0.06) $ (0.62) Non-GAAP Adjusted EPS* $ 0.68 $ 0.74 Net Loss Attributable to Matthews $ (1.8) $ (19.8) Adjusted EBITDA* $ 54.8 $ 53.3 Highlights Sales • Higher sales across all segments GAAP EPS • Settlement of the Company's principal U.S. defined benefit plan significantly impacted current period earnings • Both periods impacted by amortization expense Adjusted EPS • Benefit from income taxes • Lower interest expense Adjusted EBITDA • Increased consolidated sales • Significant material (commodity) cost increases, higher labor costs, and other inflationary cost increases • Unfavorable sales mix in SGK Brand Solutions segment * See supplemental slides for Adjusted EPS and Adjusted EBITDA reconciliations and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2022 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 5 15.5% 12.4% 15.6%10.3% ($ in millions) $53.4 $74.3 FY2021 FY2022 $3.0 $7.2 FY2021 FY2022 5.6% 9.7% Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Higher engineering (principally energy solutions), warehouse automation, and product identification sales • Incoming order rates across businesses remains strong Adjusted EBITDA • Q1 growth impacted by higher sales • Partially offset by higher labor costs Note: Effective in the first quarter of fiscal 2022, the Company transferred its surfaces and engineered products businesses from the SGK Brand Solutions segment to the Industrial Technologies segment. This business segment change is consistent with internal management structure and reporting changes effective for fiscal 2022. Prior periods were revised to reflect retrospective application of this segment realignment. * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2022 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 6 23.0% 21.1% $183.3 $210.7 FY2021 FY2022 $44.1 $43.4 FY2021 FY2022 24.0% 20.6% ($ in millions) Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Higher unit sales of caskets, cemetery memorial products and cremation equipment • Improved price realization Adjusted EBITDA • Sales growth and productivity initiatives favorably impacted adjusted EBITDA • Higher commodity, labor and freight costs more than offset sales favorability * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures

© 2022 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS ($ in millions) Note: Effective in the first quarter of fiscal 2022, the Company transferred its surfaces and engineered products businesses from the SGK Brand Solutions segment to the Industrial Technologies segment. This business segment change is consistent with internal management structure and reporting changes effective for fiscal 2022. Prior periods were revised to reflect retrospective application of this segment realignment. * See supplemental slide for Adjusted EBITDA reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures 7 15.4% 12.9% $150.0 $153.5 FY2021 FY2022 $21.8 $15.4 FY2021 FY2022 14.6% 10.0% Q1 Sales Q1 Adjusted EBITDA & Margin* Sales • Higher retail-based and core brand- packaging sales • Continued recovery from the pandemic impacts Adjusted EBITDA • Realized savings from the Company's cost- reduction programs • Higher travel, entertainment and material costs, production inefficiencies related to remote work environments, and unfavorable sales mix

© 2022 Matthews International Corporation. All Rights Reserved. • FY'22 operating cash flow impacted by: ◦ $35.7 million contributions to the Company's principal defined benefit retirement plan ◦ Increased fiscal year-end compensation-related payments ◦ Higher inventory levels reflecting increased commodity costs • Net Debt Leverage Ratio* 3.4 as of December 31, 2021 • Quarterly dividend of $0.22/share, payable 2/21/2022 CAPITALIZATION AND CASH FLOWS 8 * See supplemental slide for Net Debt and Net Debt Leverage Ratio reconciliation and other important disclaimers regarding Matthews’ use of Non-GAAP measures Note: Dark gray shades on the left represent Total Debt. Total Debt and Net Debt* $763.7 $836.1 $714.5 $765.1 09/30/21 12/31/21 ($ in millions) Cash $49.2 $71.0 9/30/21 12/31/21 Operating Cash Flow $35.3 $(27.2) YTD FY2021 YTD FY2022

BUSINESS OVERVIEW

© 2022 Matthews International Corporation. All Rights Reserved. 10 SGK BRAND SOLUTIONS MEMORIALIZATION INDUSTRIAL TECHNOLOGIES • Sales for the remainder of the fiscal year will be highly dependent on COVID trends • Higher direct material and labor costs expected for the balance of the fiscal year • Global retail-related businesses showing signs of improvement • Higher core packaging sales • Continued recovery from the pandemic impacts • Continued high growth in energy solutions • Strong warehouse and product identification order rates and backlog BUSINESS UPDATE

© 2022 Matthews International Corporation. All Rights Reserved. Key Drivers • FY 2022 Adjusted EBITDA at least $220 million • Memorialization segment sales for the remainder of the fiscal year will be highly dependent on COVID trends • Higher direct material costs (bronze, steel and lumber) as well as higher labor and freight costs expected to impact the remainder of fiscal 2022 • Orders continue to build in energy solutions, warehouse and product identification • Market conditions and pricing trends for the SGK Brand Solutions segment appear to be more stable recently • Continued focus on the Company's cost-reduction programs • Continued focus on cash flow generation / debt reduction OUTLOOK FOR FISCAL 2022 11

SUPPLEMENTAL INFORMATION

© 2022 Matthews International Corporation. All Rights Reserved. 13 Included in this report are measures of financial performance that are not defined by GAAP, including, without limitation, adjusted EBITDA, adjusted net income and EPS, net debt and net debt leverage ratio. The Company defines net debt leverage ratio as outstanding debt (net of cash) relative to adjusted EBITDA. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition costs, ERP integration costs, strategic initiative and other charges (which includes non-recurring charges related to operational initiatives and exit activities), stock- based compensation and the non-service portion of pension and postretirement expense. Management believes that presenting non- GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items that management believes do not directly reflect the Company's core operations, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company's calculations of its non-GAAP financial measures, however, may not be comparable to similarly titled measures reported by other companies. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provide investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES

ADJUSTED EBITDA

NON-GAAP RECONCILIATION (Unaudited) (In thousands)

	Three Months Ended December 31, 2021	2020
Net loss	**$ (19,810)**	**$ (1,992)**
Income tax (benefit) provision	(6,628)	3,980
(Loss) income before income taxes	**(26,438)**	**1,988**
Net loss attributable to noncontrolling interests	7	234
Interest expense	6,507	7,728
Depreciation and amortization *	33,501	27,351
Strategic initiatives and other charges (1)**	3,823	11,192
Non-recurring / incremental coronavirus disease 2019 ("COVID-19") costs (2)***	690	1,124
Defined benefit plan termination related costs (3)	426	—
Stock-based compensation	3,709	3,246
Non-service pension and postretirement expense (4)	31,108	1,900
Total Adjusted EBITDA	**$ 53,333**	**$ 54,763**
Adjusted EBITDA margin	*12.2 %*	*14.2 %*

(1) Includes certain non-recurring items associated with recent acquisition activities, costs associated with global ERP system integration efforts, and certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

(2) Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

(3) Represents costs associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan.

(4) Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

** Depreciation and amortization was $23,725 and $17,848 for the SGK Brand Solutions segment, $5,810 and $5,469 for the Memorialization segment, $2,653 and $2,740 for the Industrial Technologies segment, and $1,313 and $1,294 for Corporate and Non-Operating, for the three months ended December 31, 2021 and 2020, respectively.*

*** Acquisition costs, ERP integration costs, and strategic initiatives and other charges were $1,229 and $4,696 for the SGK Brand Solutions segment, $671 and $1,130 for the Memorialization segment, $32 and $2,659 for the Industrial Technologies segment, and $1,891 and $2,707 for Corporate and Non-Operating, for the three months ended December 31, 2021 and 2020, respectively.*

**** Non-recurring/incremental COVID-19 costs were $220 and $409 for the SGK Brand Solutions segment, $464 and $650 for the Memorialization segment, $4 and $18 for the Industrial Technologies segment, and $2 and $47 for Corporate and Non-Operating, for the three months ended December 31, 2021 and 2020, respectively.*

** See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted EBITDA.*

Matthews INTERNATIONAL
© 2022 Matthews International Corporation. All Rights Reserved.
14

ADJUSTED NET INCOME AND EARNINGS PER SHARE

NON-GAAP RECONCILIATION (Unaudited) (In thousands, except per share data)

	Three Months Ended December 31,			
	2021		2020	
		per share		per share
Net income (loss) attributable to Matthews	$ (19,803)	$ (0.62)	$ (1,758)	$ (0.06)
Strategic initiatives and other charges [(1)]	3,009	0.08	9,844	0.31
Non-recurring / incremental COVID-19 costs [(2)]	536	0.02	873	0.03
Defined benefit plan termination related costs [(3)]	319	0.01	—	—
Non-service pension and postretirement expense [(4)]	23,331	0.74	1,406	0.04
Amortization	16,160	0.51	11,263	0.36
Adjusted net income	**$ 23,552**	**$ 0.74**	**$ 21,628**	**$ 0.68**

Note: Adjustments to net income for non-GAAP reconciling items were calculated using an income tax rate of 24.7% for the three months ended December 31, 2021, and 20.6% for the three months ended December 31, 2020.

[(1)] Includes certain non-recurring items associated with recent acquisition activities, costs associated with global ERP system integration efforts, and certain non-recurring costs associated with productivity and cost-reduction initiatives intended to result in improved operating performance, profitability and working capital levels.

[(2)] Includes certain non-recurring direct incremental costs (such as costs for purchases of computer peripherals and devices to facilitate working-from-home, additional personal protective equipment and cleaning supplies and services, etc.) incurred in response to COVID-19. This amount does not include the impact of any lost sales or underutilization due to COVID-19.

[(3)] Represents costs associated with the termination of the Company's DB Plan, supplemental retirement plan and the defined benefit portion of the officers retirement restoration plan.

[(4)] Non-service pension and postretirement expense includes interest cost, expected return on plan assets, amortization of actuarial gains and losses, curtailment gains and losses, and settlement gains and losses. These benefit cost components are excluded from adjusted EBITDA since they are primarily influenced by external market conditions that impact investment returns and interest (discount) rates. Curtailment gains and losses and settlement gains and losses are excluded from adjusted EBITDA since they generally result from certain non-recurring events, such as plan amendments to modify future benefits or settlements of plan obligations. The service cost and prior service cost components of pension and postretirement expense are included in the calculation of adjusted EBITDA, since they are considered to be a better reflection of the ongoing service-related costs of providing these benefits. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans.

* *See Disclaimer (page 2) for Management's assessment of supplemental information related to adjusted net income and adjusted EPS.*

Matthews INTERNATIONAL

© 2022 Matthews International Corporation. All Rights Reserved.

15

© 2022 Matthews International Corporation. All Rights Reserved. * See Disclaimer (page 2) for Management’s assessment of supplemental information related to net debt and net debt leverage ratio. 16 December 31, 2021 September 30, 2021 Long-term debt, current maturities $ 4,271 $ 4,624 Long-term debt 831,791 759,086 Total debt 836,062 763,710 Less: Cash and cash equivalents (70,984) (49,176) Net Debt $ 765,078 $ 714,534 Adjusted EBITDA $ 226,320 $ 227,750 Net Debt Leverage Ratio 3.4 3.1 NET DEBT AND NET DEBT LEVERAGE RATIO NON-GAAP RECONCILIATION (Unaudited) (Dollars in thousands)